ASSET MANAGEMENT FUND

SUPPLEMENT DATED SEPTEMBER 1, 2022
TO PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
EACH DATED OCTOBER 28, 2021

AAMA Equity Fund – AMFEX

AAMA Income Fund – AMFIX

Effective as of September 1, 2022, the address of Asset Management Fund (the “Trust”) and Foreside Management Services, LLC (“Foreside” or “Administrator”) is Three Canal Plaza, Suite 100, Portland, ME 04101. Accordingly, all references in the Prospectus and Statement of Additional Information to 690 Taylor Road, Suite 210, Gahanna, Ohio 43230 are removed and replaced with Three Canal Plaza, Suite 100, Portland, ME 04101.

Effective as of July 1, 2022, Asset Management Fund, on behalf of AAMA Equity Fund and AAMA Income Fund (collectively, the “Funds”), and Foreside Management Services, LLC have amended the Amended and Restated Management and Administration Agreement to change from a unitary fee structure to a non-unitary fee structure.

The third paragraph under the “Organization and Description of Shares” section of the Funds’ statement of additional information is deleted in its entirety and replaced with the following:

The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to Advanced Asset Management Advisors, Inc. (the “Adviser”), Foreside Financial Services, LLC (the “Distributor”), Foreside Management Services, LLC (“Foreside” or “Administrator”) and other service providers with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, each Fund’s pro rata share of taxes, interest or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to each Fund for violation of any law, and extraordinary expenses incurred by the Trust with respect to each Fund. Foreside and the Distributor are affiliated companies.

The second paragraph under the “Business Manager and Administrator” section of the Funds’ statement of additional information is deleted in its entirety and replaced with the following:

Prior to July 1, 2022, Foreside paid all operating expenses of the Trust and the Funds that were not specifically assumed by the Trust, unless the Trust or the Adviser otherwise agreed to pay the expenses. For services under the Agreement and expenses assumed by Foreside, the Trust on behalf of the Funds paid Foreside an annual fee of 0.20% of the average daily net assets of the Funds up to $250 million, 0.135% of the average daily net assets of the Funds over $250 million up to $500 million and 0.05% of the average daily net assets of the Funds greater than $500 million, subject, however, to a minimum fee of $777,000. Prior to November 1, 2020, the Trust, on behalf of the Funds, paid Foreside an annual fee of 0.20% of the average daily net assets of the Funds up to $250 million, 0.15% of the average daily net assets of the Funds over $250 million up to $500 million, 0.10% of the average daily net assets of the Funds over $500 million up to $750 million, 0.075% of the average daily net assets of the Funds over $750 million up to $1 billion and 0.05% of the average daily net assets of the Funds greater than $1 billion, subject, however, to a minimum fee of $777,000 (the minimum fee was $795,000 from July 3, 2017 until October 31, 2018).

Effective July 1, 2022, each Fund pays all expenses incurred by it in connection with its operation, unless specifically assumed by Foreside or the Investment Adviser, and the Funds pay Foreside an annual base fee of $210,000 plus 0.02% of average daily net assets, subject, however, to a minimum fee of $300,000.

As compensation for these services rendered by Foreside, the Funds paid the following amounts to Foreside during the following fiscal year:

This Supplement and the Prospectus and Statement of Additional Information SHOULD be retained for future reference.

ASSET MANAGEMENT FUND
Three Canal Plaza, Suite 100

Portland, ME 04101